Exhibit 32.1
Health Grades, Inc.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Health Grades, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Kerry R. Hicks, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
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/s/ KERRY R. HICKS
Kerry R. Hicks
Chairman, President and CEO
Date: May 10, 2007